UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023

GENASYS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16262 West Bernardo Drive
San Diego, California 92127
(Address of Principal Executive Offices)

(858) 676-1112
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.00001 per share	GNSS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 3.02	Unregistered Sales of Equity Securities.

As previously reported, on September 20, 2023, Genasys Inc., a Delaware corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Word Systems Operations, LLC, an Indiana limited liability company (“Seller”), and Evertel Technologies, LLC, a Nevada limited liability company (“Evertel”), pursuant to which the Company acquired all of the membership interests of Evertel (the “Transaction”). On October 4, 2023, the Company, Seller, and Evertel completed the transactions as contemplated by the Purchase Agreement (the “Closing”).

Pursuant to the terms of the Purchase Agreement, at the Closing, the Company issued to Seller 986,486 shares of the Company’s common stock as partial payment of the purchase price in the Transaction. The issuance of the common stock by the Company to Seller was made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01	Regulation FD Disclosure.

On October 4, 2023, the Company issued a press release regarding the Closing of the Transaction. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.

Item 8.01	Other Events.

On October 4, 2023, the Company announced the closing of an underwritten public offering of its common stock (the “Offering”), which included the issuance and sale of 5,750,000 shares of common stock, which includes 750,000 shares of common stock sold in the Offering pursuant to the full exercise of Roth Capital Partners, LLC’s and Joseph Gunnar & Co., LLC’s (the “Underwriters”) option to purchase additional shares pursuant to that certain Underwriting Agreement (the “Underwriting Agreement”) with the Underwriters. A description of the Underwriting Agreement is included in Item 1.01 of the Current Report on Form 8-K filed by the Company on September 28, 2023 and is incorporated into this Item 8.01 by reference.

The net proceeds to the Company from the Offering were approximately $10,585,000, including the net proceeds from the option shares and deducting underwriting discounts and estimated offering expenses payable by the Company. The Company intends to use the net proceeds of the Offering for general corporate purposes, including funding organic growth, working capital, capital expenditures, and continued research and development with respect to products and technologies, as well as costs related to post-closing integration with the Company of the Evertel business and research and development activities related to the integrated business.

The shares of common stock are being offered pursuant to a shelf registration statement on Form S-3 (File No. 333-274161) declared effective by the Securities and Exchange Commission (“SEC”) on August 29, 2023.

On October 4, 2023, the Company issued a press release announcing the closing of the Offering and the full exercise of the Underwriters’ option to purchase additional shares. The press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Neither this Current Report on Form 8-K nor the press release shall constitute an offer to sell nor the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The Offering may only be made by means of a prospectus supplement and related base prospectus.

This Current Report on Form 8-K and the related press release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company cautions investors that there can be no assurance that actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. The words “believe,” “will,” “should,” “expect,” “intend,” “estimate,” “look forward” and “anticipate,” variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. A further list and description of these and other factors, risks and uncertainties can be found in the Company’s most recent annual report, any subsequent quarterly and current reports, and certain other filings, filed with the SEC. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Item 9.01	Financial Statements and Exhibits

(d)         Exhibits.

99.1	Press Release of Genasys Inc., issued October 4, 2023, announcing the closing of the Evertel Transaction
99.2	Press Release of Genasys Inc., issued October 4, 2023, announcing the closing of the public offering
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2023	GENASYS INC.

By: /s/ Dennis D. Klahn
Name: Dennis D. Klahn
Its: Chief Financial Officer